UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 20, 2009

TCF FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-10253	41-1591444

(State or other jurisdiction of incorporation or organization)

(Commission File Number)

(IRS Employer Identification No.)

200 Lake Street East, Mail Code EX0-03-A, Wayzata, Minnesota 55391-1693

(Address of principal executive offices)

(952) 745-2760

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors (the “Board”) of TCF Financial Corporation (the “Company”) expanded the size of the Board from twelve (12) to thirteen (13) members and elected Peter Bell as a director of the Company, effective November 20, 2009.  Mr. Bell was also appointed to serve on the Compensation/Nominating/Corporate Governance Committee, the Advisory Committee for the TCF Employee Stock Purchase Plan, and the Shareholder Relations/Capital and Expansion Committee of the Board and will stand for re-election at the 2010 Annual Meeting of Stockholders.

Mr. Bell is Chair of the Metropolitan Council, a regional agency that operates the regional bus system, collects and treats wastewater, plans regional parks and administers funds that provide affordable housing opportunities. He has been the Chair since 2003; the Council serves the seven-country metropolitan area which includes Minneapolis and St. Paul, Minnesota.  Mr. Bell was an executive vice president at Hazelden for publishing and educational services from 2001 to 2002 and for new ventures development from 1999 to 2001.   From 1994 to 1999, he was an executive vice president for corporate community relations for TCF Bank, a wholly-owned subsidiary of the Company.

As a non-employee Director of the Company, Mr. Bell is eligible to participate in the TCF Financial Director’s Stock Program (the “Program”).  Under the Program, shares of the Company’s common stock are earned in an amount equal to the participant’s annual retainer fee for each fiscal year in which the Company’s financial performance exceeds a stated goal as determined by the Board from time to time.  A complete description of the Company’s non-employee director compensation can be found under the caption “Compensation of Directors” in the Company’s proxy statement for its 2009 Annual Meeting of Stockholders, which was filed with the Securities and Exchange Commission on March 11, 2009.

A copy of the press release issued by the Company on November 23, 2009, announcing Mr. Bell’s election as a director is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit No.	Description
99.1	Press Release dated November 23, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TCF FINANCIAL CORPORATION

/s/ William A. Cooper
William A. Cooper, Chairman and Chief Executive Officer (Principal Executive Officer)

/s/ Thomas F. Jasper
Thomas F. Jasper, Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ David M. Stautz
David M. Stautz, Senior Vice President, Controller and Assistant Treasurer (Principal Accounting Officer)

Dated:    November 23, 2009

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